Redeemable Non-controlling Interest	12 Months Ended
Dec. 31, 2021
Redeemable Non-controlling Interest
Redeemable Non-controlling Interest

18. Redeemable Non-controlling Interest

The movement in the carrying value of the redeemable non-controlling interests is as follows:

	For the Year Ended
	December 31,
	2019	2020	2021
	RMB	RMB	RMB
Balance as of January 1	7,587	9,337	10,010
Cumulative effect of adopting ASU 2016-13	—	(14)	—
Gain (loss)	1,120	1,165	(120)
Accretion of redeemable non-controlling interest	629	500	500
Foreign currency translation adjustment, net of nil income taxes	1	(978)	(90)
Balance as of December 31	9,337	10,010	10,300

In October 2016, a third party investor acquired 15% of the equity interest of the Company’s wholly owned PRC subsidiary at a consideration of RMB5,000. The newly issued shares could be redeemed by the non-controlling shareholder from the redemption start date (i.e. three years from the closing of the financing), the redemption value is equal to RMB5,000 plus 10% of interest and 15% of the net profit attributable to the PRC subsidiary if any for the period beginning from October 1, 2016 to the date of redemption.

The redeemable non-controlling interest was recorded outside of permanent equity on the consolidated balance sheets and initially recorded at the carrying value of RMB5,000. The redeemable non-controlling interest is carried at the expected redemption value. As of December 31, 2021, the redeemable non-controlling interest was currently redeemable at the option of the non-controlling shareholder.